Exhibit 99.1

FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP

ANNOUNCES THIRD QUARTER EARNINGS

October 23, 2019 - Honesdale, Pennsylvania

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2019 of $3,907,000 which represents an increase of $197,000, or 5.3%, over the $3,710,000 earned in the same three-month period of 2018. Earnings per share (fully diluted) were $0.62 in the 2019 three-month period, increasing from the $0.58 earned in the similar period of last year. The annualized returns on average assets and average equity for the current three-month period were 1.27% and 11.56%, respectively, compared to 1.28% and 12.55% for the three-month period ended September 30, 2018.

Net income for the nine months ended September 30, 2019 totaled $10,619,000, which is $267,000 higher than the same period of 2018 primarily due to a $1,363,000 increase in net interest income and a $300,000 reduction in the provision for credit losses. Earnings per share (fully diluted) for the nine months ended September 30, 2019 totaled $1.68 per share compared to $1.64 per share in the 2018 period.

Total assets as of September 30, 2019 were $1.216 billion with loans receivable of $905.6 million, deposits of $974.4 million and stockholders’ equity of $134.9 million. Total assets have increased $59.1 million during the past twelve months while loans and deposits have increased $86.4 million and $34.7 million, respectively.

Non-performing assets, which include non-performing loans and foreclosed real estate owned, totaled $3.0 million or 0.24% of total assets as of September 30, 2019 compared to $2.3 million or 0.20% of total assets as of September 30, 2018. The allowance for loan losses totaled $8,405,000 as of September 30, 2019 and represented 604% of total non-performing loans, compared to $8,280,000 and 719% of non-performing loans as of September 30, 2018.

For the three months ended September 30, 2019, net interest income, on a fully taxable equivalent basis (fte), totaled $10,133,000, which represents an increase of $488,000 compared to the similar period in 2018. An $84.8 million increase in average loans outstanding contributed to the increased income. Net interest margin (fte) for the 2019 period was 3.60% compared to 3.57% for the similar period in 2018. Net interest income (fte) for the nine months ended September 30, 2019 totaled $29,546,000, an increase of $1,334,000 compared to the similar period in 2018 due primarily to a higher volume of earning assets. The net interest margin (fte) year-to-date for the 2019 period was 3.51% compared to 3.52% in the same period of 2018.

Other income for the three months ended September 30, 2019 totaled $1,882,000 compared to $1,997,000 for the similar period in 2018. The decrease can be attributed to a reduction in earnings and proceeds on bank-owned life insurance policies and non-recurring income related to the settlement of litigation which was recognized in the 2018 period. For the nine months ended September 30, 2019, other income totaled $5,083,000 compared to $5,466,000 in the 2018 period. Gains on sales of loans and securities totaled $358,000 in the 2019 year-to-date period compared to $228,000 in the corresponding 2018 period. Earnings and proceeds on bank-owned life insurance policies decreased $218,000 compared to 2018 while the 2018 period also includes non-recurring income related to the litigation settlement.

Other expenses totaled $6,791,000 for the three months ended September 30, 2019, compared to $6,572,000 in the similar period of 2018. The higher level of expense during the 2019 period includes an increase of $90,000 for salaries and employee benefits and a $112,000 increase in data processing costs. All other expenses increased $17,000, net. For the nine months ended September 30, 2019, other expenses totaled $20,224,000 compared to $19,173,000 for the similar period in 2018, an increase of $1,051,000, or 5.5%. The increase includes a $470,000 increase in salaries and benefits costs and a $373,000 increase in data processing expense. All other expenses increased $208,000, net.

Mr. Critelli commented, “Our earnings in 2019 have improved over the first nine months of last year. Our annualized loan growth exceeds 8% in 2019, operating expenses remain well controlled with an efficiency ratio of 58.4%, and our capital base remains above regulatory “Well Capitalized” targets. The Bank also expanded its market area into Luzerne County, Pennsylvania with the opening of our Hanover Township Office in April, 2019 and has received approval to open an office in Exeter later this year. We continue to search out opportunities available to us and we look forward to serving our growing base of stockholders and customers.”

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of New York. The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the ability to control costs and expenses, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent interest income and net interest income, which are non-GAAP (Generally Accepted Accounting Principles) financial measures. Tax-equivalent interest income and net interest income are derived from GAAP interest income and net interest income using an assumed tax rate of 21%. We believe the presentation of interest income and net interest income on a tax-equivalent basis ensures comparability of interest income and net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a taxable equivalent basis:

(dollars in thousands)	Three months ended September 30		Nine months ended September 30
	2019	2018	2019	2018
Net interest income	$9,891	$9,388	$28,773	$27,410
Tax equivalent basis adjustment using 21% marginal tax rate	242	257	773	802

Net interest income on a fully taxable equivalent basis	$10,133	$9,645	$29,546	$28,212

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders’ equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended September 30		Nine months ended September 30
(dollars in thousands)	2019	2018	2019	2018
Average equity	$134,037	$117,306	$129,367	$115,897
Average goodwill and other intangibles	(11,597)	(11,707)	(11,623)	(11,739)

Average tangible equity	$122,440	$105,599	$117,744	$104,158

Contact:	William S. Lance
Executive Vice President &
Chief Financial Officer
NORWOOD FINANCIAL CORP
570-253-8505
www.waynebank.com

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	September 30
	2019	2018
ASSETS
Cash and due from banks	$20,067	$17,073
Interest-bearing deposits with banks	848	295

Cash and cash equivalents	20,915	17,368

Securities available for sale	211,199	247,517
Loans receivable	905,582	819,197
Less: Allowance for loan losses	8,405	8,280

Net loans receivable	897,177	810,917
Regulatory stock, at cost	3,137	3,261
Bank premises and equipment, net	13,927	13,797
Bank owned life insurance	38,562	37,718
Foreclosed real estate owned	1,572	1,209
Accrued interest receivable	3,726	3,792
Goodwill	11,331	11,331
Other intangible assets	257	364
Other assets	14,053	9,474

TOTAL ASSETS	$1,215,856	$1,156,748

LIABILITIES
Deposits:
Non-interest bearing demand	$231,211	$218,979
Interest-bearing	743,222	720,735

Total deposits	974,433	939,714
Short-term borrowings	52,778	52,820
Other borrowings	35,906	36,649
Accrued interest payable	2,623	1,705
Other liabilities	15,222	9,180

TOTAL LIABILITIES	1,080,962	1,040,068

STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 2019: 20,000,000 shares, 2018: 10,000,000 shares issued: 2019: 6,314,688 shares, 2018: 6,274,513 shares	632	628
Surplus	49,052	48,087
Retained earnings	84,522	76,645
Treasury stock, at cost: 2019: 13,807 shares, 2018: 5,729 shares	(455)	(188)
Accumulated other comprehensive income (loss)	1,143	(8,492)

TOTAL STOCKHOLDERS’ EQUITY	134,894	116,680

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,215,856	$1,156,748

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
INTEREST INCOME
Loans receivable, including fees	$10,776	$9,301	$31,074	$26,645
Securities	1,278	1,483	4,155	4,543
Other	5	2	70	63

Total Interest income	12,059	10,786	35,299	31,251

INTEREST EXPENSE
Deposits	1,787	1,116	5,355	3,198
Short-term borrowings	135	111	344	201
Other borrowings	246	171	827	442

Total Interest expense	2,168	1,398	6,526	3,841

NET INTEREST INCOME	9,891	9,388	28,773	27,410
PROVISION FOR LOAN LOSSES	300	375	1,050	1,350

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,591	9,013	27,723	26,060

OTHER INCOME
Service charges and fees	1,200	1,129	3,283	3,211
Income from fiduciary activities	167	151	454	463
Net realized gains on sales of securities	169	13	233	213
Gains on sales of loans, net	15	15	125	15
Earnings and proceeds on life insurance policies	222	297	630	848
Other	109	392	358	716

Total other income	1,882	1,997	5,083	5,466

OTHER EXPENSES
Salaries and employee benefits	3,667	3,577	10,915	10,445
Occupancy, furniture and equipment	916	910	2,780	2,659
Data processing and related operations	480	368	1,400	1,027
Taxes, other than income	179	153	520	480
Professional fees	276	301	752	760
FDIC Insurance assessment	(5)	87	150	265
Foreclosed real estate	24	(26)	37	68
Amortization of intangibles	23	29	79	97
Other	1,231	1,173	3,591	3,372

Total other expenses	6,791	6,572	20,224	19,173

INCOME BEFORE TAX	4,682	4,438	12,582	12,353
INCOME TAX EXPENSE	775	728	1,963	2,001

NET INCOME	$3,907	$3,710	$10,619	$10,352

Basic earnings per share	$0.62	$0.59	$1.70	$1.66

Diluted earnings per share	$0.62	$0.58	$1.68	$1.64

NORWOOD FINANCIAL CORP.

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended September 30	2019	2018
Net interest income	$9,891	$9,388
Net income	3,907	3,710

Net interest spread (fully taxable equivalent)	3.35%	3.40%
Net interest margin (fully taxable equivalent)	3.60%	3.57%
Return on average assets	1.27%	1.28%
Return on average equity	11.56%	12.55%
Return on average tangible equity	12.66%	13.94%
Basic earnings per share	$0.62	$0.59
Diluted earnings per share	$0.62	$0.58

For the Nine Months Ended September 30
Net interest income	$28,773	$27,410
Net income	10,619	10,352

Net interest spread (fully taxable equivalent)	3.26%	3.37%
Net interest margin (fully taxable equivalent)	3.51%	3.52%
Return on average assets	1.17%	1.21%
Return on average equity	10.97%	11.94%
Return on average tangible equity	12.06%	13.29%
Basic earnings per share	$1.70	$1.66
Diluted earnings per share	$1.68	$1.64

As of September 30
Total assets	$1,215,856	$1,156,748
Total loans receivable	905,582	819,197
Allowance for loan losses	8,405	8,280
Total deposits	974,433	939,714
Stockholders’ equity	134,894	116,680
Trust assets under management	160,230	164,852

Book value per share	$21.41	$18.49
Tangible book value per share	$19.57	$16.62
Equity to total assets	11.09%	10.09%
Allowance to total loans receivable	0.93%	1.01%
Nonperforming loans to total loans	0.15%	0.14%
Nonperforming assets to total assets	0.24%	0.20%

NORWOOD FINANCIAL CORP.

Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	September 30 2019	June 30 2019	March 31 2019	December 31 2018	September 30 2018
ASSETS
Cash and due from banks	$20,067	$14,207	$13,583	$18,039	$17,073
Interest-bearing deposits with banks	848	4,265	6,291	309	295

Cash and cash equivalents	20,915	18,472	19,874	18,348	17,368

Securities available for sale	211,199	238,083	240,621	243,277	247,517
Loans receivable	905,582	887,673	864,198	850,182	819,197
Less: Allowance for loan losses	8,405	8,228	8,349	8,452	8,280

Net loans receivable	897,177	879,445	855,849	841,730	810,917
Regulatory stock, at cost	3,137	3,155	3,132	3,926	3,261
Bank owned life insurance	38,562	38,340	38,134	37,932	37,718
Bank premises and equipment, net	13,927	13,880	14,165	13,846	13,797
Foreclosed real estate owned	1,572	1,677	1,792	1,115	1,209
Goodwill and other intangibles	11,588	11,611	11,638	11,667	11,695
Other assets	17,779	17,865	18,390	12,718	13,266

TOTAL ASSETS	$1,215,856	$1,222,528	$1,203,595	$1,184,559	$1,156,748

LIABILITIES
Deposits:
Non-interest bearing demand	$231,211	$221,764	$206,806	$201,457	$218,979
Interest-bearing deposits	743,222	759,460	767,609	745,323	720,735

Total deposits	974,433	981,224	974,415	946,780	939,714
Borrowings	88,684	92,118	85,779	105,330	89,469
Other liabilities	17,845	17,703	16,629	10,164	10,885

TOTAL LIABILITIES	1,080,962	1,091,045	1,076,823	1,062,274	1,040,068

STOCKHOLDERS’ EQUITY	134,894	131,483	126,772	122,285	116,680

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,215,856	$1,222,528	$1,203,595	$1,184,559	$1,156,748

NORWOOD FINANCIAL CORP.

Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

Three months ended	September 30 2019	June 30 2019	March 31 2019	December 31 2018	September 30 2018
INTEREST INCOME
Loans receivable, including fees	$10,776	$10,328	$9,970	$9,759	$9,301
Securities	1,278	1,435	1,441	1,476	1,483
Other	5	51	15	10	2

Total interest income	12,059	11,814	11,426	11,245	10,786

INTEREST EXPENSE
Deposits	1,787	1,839	1,729	1,446	1,116
Borrowings	381	363	426	370	282

Total interest expense	2,168	2,202	2,155	1,816	1,398

NET INTEREST INCOME	9,891	9,612	9,271	9,429	9,388
PROVISION FOR LOAN LOSSES	300	300	450	375	375

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,591	9,312	8,821	9,054	9,013

OTHER INCOME
Service charges and fees	1,200	1,052	1,031	1,085	1,129
Income from fiduciary activities	167	145	142	126	151
Net realized gains on sales of securities	169	64	—	—	13
Gains on sales of loans, net	15	67	42	—	15
Earnings and proceeds on life insurance policies	222	207	202	277	297
Other	109	106	143	112	392

Total other income	1,882	1,641	1,560	1,600	1,997

OTHER EXPENSES
Salaries and employee benefits	3,667	3,599	3,649	3,575	3,577
Occupancy, furniture and equipment, net	916	940	924	1,036	910
Foreclosed real estate	24	(10)	23	104	(26)
FDIC insurance assessment	(5)	84	71	83	87
Other	2,189	2,172	1,981	2,005	2,024

Total other expenses	6,791	6,785	6,648	6,803	6,572

INCOME BEFORE TAX	4,682	4,168	3,733	3,851	4,438
INCOME TAX EXPENSE	775	646	543	552	728

NET INCOME	$3,907	$3,522	$3,190	$3,299	$3,710

Basic earnings per share	$0.62	$0.56	$0.51	$0.53	$0.59

Diluted earnings per share	$0.62	$0.56	$0.51	$0.53	$0.58

Book Value per share	$21.41	$20.90	$20.16	$19.43	$18.49
Tangible Book Value per share	19.57	19.06	18.31	17.58	16.62

Return on average assets (annualized)	1.27%	1.16%	1.09%	1.12%	1.28%
Return on average equity (annualized)	11.56%	10.93%	10.37%	11.02%	12.55%
Return on average tangible equity (annualized)	12.66%	12.01%	11.44%	12.23%	13.94%

Net interest spread (fte)	3.35%	3.24%	3.20%	3.33%	3.40%
Net interest margin (fte)	3.60%	3.49%	3.43%	3.54%	3.57%

Allowance for loan losses to total loans	0.93%	0.93%	0.97%	0.99%	1.01%
Net charge-offs to average loans (annualized)	0.05%	0.19%	0.26%	0.10%	0.21%
Nonperforming loans to total loans	0.15%	0.15%	0.13%	0.13%	0.14%
Nonperforming assets to total assets	0.24%	0.25%	0.24%	0.19%	0.20%